Exhibit 99.1

Forward Looking and Cautionary Statements
This presentation and oral statements made regarding the subjects of this presentation may contain forward-looking statements, which may include, but are not limited to, statements regarding our plans, objectives, expectations and intentions and other statements that are not historical facts, including statements identified by words such as "outlook," "intends," "plans," "estimates," "believes," "expects,"
"potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "anticipates," "foresees," or the negative version of these words or other comparable expressions.  All statements addressing operating performance, events, or developments that the
Partnership expects or anticipates will occur in the future, including statements relating to revenue growth and earnings or earnings per unit growth, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based upon our current views and assumptions regarding future events and operating performance and are inherently subject to significant business, economic and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond our control.  The statements in this presentation are made as of the date of this presentation, even if subsequently made available by us on our website or otherwise.  We do not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation.
Although the Partnership does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the
Partnership cannot guarantee their accuracy. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, including the factors discussed in this presentation and those described in the “Risk Factors” section of the Partnership’s Form 10-K filed on March 10, 2014 and subsequent filings, with the
Securities and Exchange Commission as well as in the Partnership’s other filings with the Securities and Exchange Commission.  No undue reliance should be placed on any forward-looking statements.

• CrossAmerica Partners LP (“CAPL” or
“CrossAmerica”) is a leading wholesale distributor
of motor fuels and owner and lessee of real estate
related to retail fuel distribution. Its Predecessor
was founded in 1992
Focused on distributing fuels to and owning
and leasing sites located in prime locations
• CST Brands, Inc. acquired its general partner,
CrossAmerica GP, LLC, and all outstanding IDRs
on October 1, 2014
• Equity market capitalization of $777 million and
enterprise value of $1,010 million as of 9/30/14
• As of 9/30/2014, distribute to 1,079 locations
primarily in the Northeastern United States,
Florida, Tennessee, Virginia, Illinois, Indiana and
Ohio
650 owned or leased sites
(1)
Also distribute to 429 independent dealer
sites and through 18 sub-wholesalers
(1)
• Distributed 664.5 million gallons of motor fuel in
the nine month period ending September 30, 2014
CrossAmerica Partners Overview
Top 10 Distributor for
(2)
:
(1)
As of September 30, 2014.
(2)
Based on 2013 volume.

Investment Highlights
• Acquisition Pipeline of Fuel Distribution
and Real Estate Assets from CST
Brands
• Stable Cash Flows from Rental Income
and Wholesale Fuel Distribution
• Established History of Completing and
Integrating Acquisitions
• Long-Term Relationships with Major
Integrated Oil Companies and Refiners
• Prime Real Estate Locations in Areas
with High Traffic
• Financial Flexibility to Pursue
Acquisitions and Expansion
Opportunities
BP Station
Union Centre Blvd., West Chester, OH
(Metro Cincinnati)

CrossAmerica Operations
Industry Value Chain
Pipeline / Storage
Non-Qualifying MLP Income
Retail Fuel Distribution
Rental Income from
Equipment
Inside Store Sales
Gasoline Station
Wholesale Distributor
Qualifying MLP Income
Wholesale Distribution
Rental Income from Real Estate
(from non-affiliated parties)
•
Stable cash flow
•
Margin per gallon
•
Limited commodity exposure
•
Multi-year contracts
•
Stable cash flow
•
Prime locations
•
Multi-year contracts
Rental Income from Affiliates

Maine
Vermont
Wisconsin
Michigan
New York
Connecticut
Illinois
Indiana
Ohio
Maryland
Delaware
W. Virginia
Kentucky
North Carolina
Tennessee
South Carolina
Mississippi
Alabama
Georgia
Florida

Sites Where CrossAmerica Partners
LP Supplies Wholesale Motor Fuels
as of September 30, 2014
CAPL Legacy
Acquisitions since IPO
Note: Excludes Nice ‘N Easy acquisition sites
Geographic diversity will increase
as the Partnership adds New to
Industry (“NTI”) sites from CST in
its core markets in the Southwest
CrossAmerica Portfolio Overview

• Utilize relationship with CST to
maintain and grow cash flow
• Own or lease sites in prime
locations and seek to
enhance
cash flow
• Expand within and beyond core
geographic markets through
acquisitions
• Increase motor fuel distribution
business by
expanding market
share
• Maintain
strong relationships
with
major integrated oil companies and
refiners
•
Manage risk and mitigate
exposure
to environmental liabilities
CrossAmerica Strategy
Shell Station
Route 17, Hasbrouck Heights, NJ

CST Brands Acquisition of CAPL’s General Partner
• On August 6, 2014, CAPL announced the acquisition of its general partner and IDRs by CST
Brands; closing occurred October 1, 2014
• CAPL continues to operate as a separate, publicly traded MLP
• Creates a leading platform in the industry with fuel distribution and retail operations expertise
• Transaction transformed CAPL into a sponsor-backed MLP
• Drop-down asset sales from CST provide CAPL with an expanded set of external opportunities
• Provides CAPL with more than 5 years of drop-down opportunities from CST’s U.S.
wholesale fuel supply business and New-To-Industry (NTI) real property assets
• “Best” of both organizations – c-store operations, wholesale fuel distribution and M&A expertise
• Joe Topper remains President and CEO of CAPL
• Topper retains approximately 32% ownership stake in CAPL – did not sell any units in transaction with CST

Transaction Benefits for CAPL Unitholders
• Expected to provide for both greater certainty of and an increased rate of future distribution growth
• Greater certainty of drop-down asset acquisitions versus third-party acquisitions
• Creates an enhanced platform with which to pursue third-party acquisitions jointly with CST
• Lessens over time CAPL’s concentration with LGO (a private affiliate) and increases its concentration with CST (a publicly traded company)
• Increases the geographic and brand diversity of CAPL’s current portfolio

10
Stable Cash Flows
Wholesale Distribution Cash Flows
•
• LGO wholesale supply agreement has 15-year initial term and had an average remaining term of approximately 13.8 years
as of December 31, 2013
• Our wholesale supply agreements prohibit the purchase of
motor fuel from other distributors
Rental Income Cash Flows
• Lease agreements with lessee dealers generally have a 3
year initial term and had an average remaining term of 2.5
years as of December 31, 2013
• Lease agreements with commission agents generally range
from 5 to 10 years and had an average remaining term of 5.3
years as of December 31, 2013
• LGO lease agreements have an initial term of 15 years and
an average remaining term of approximately 14.1 years as of
December 31, 2013
• Our lease agreements require the lessees to purchase their motor fuel from us
(1) Wholesale Distribution Margin Per Gallon represents revenues from fuel sales minus costs from fuel sales (including amounts to affiliates) divided by the gallons of motor fuel distributed.
(2) YE (Year End) represents twelve months ended December 31 of the applicable year and 2012 PF
(Pro Forma) represents 2012 pro forma as presented on Form 8-K filed with the SEC on March 26,
2013. 3Q 2014 represents the quarter ending September 30, 2014.
(3) Rental income is rental income from lessee dealers and from affiliates. Information in 3QA represents annualized rental income for the nine month period ending September 30, 2014.
Wholesale Distribution Margin Per Gallon
(1)(2)
Rental Income
(2)(3)
Average Margin: $0.0656
Lessee dealer wholesale agreements generally have 3 year
initial terms and a remaining term of 2.5 years as of
December 31, 2013
$-
$0.010
$0.020
$0.030
$0.040
$0.050
$0.060
$0.070
$0.080
YE
2009
YE
2010
YE
2011
PF
2012
YE
2013
LTM
9/30/14
$0.053
$0.060
$0.072
$0.070 $0.070
$0.068
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
YE
2009
YE
2010
YE
2011
PF
2012
YE
2013
3QA
2014
20.8
19.1
20.5
25.2
41.6
43.0

Prime Real Estate Locations
• We own and lease sites that provide
convenient fueling locations in areas of
high consumer demand
• We own or lease sites in sixteen states
(1)
Six of the states are in the top ten
states for consumers of gasoline in
the United States
(2)
Five of the states are in the top ten
states for consumers of on-highway
diesel fuel in the United States
(2)
• Limited availability of undeveloped real
estate in many of our markets presents a
high barrier to entry for the development of
competing sites
• Due to prime locations, owned real estate
sites have high alternate use values, which
provides additional risk mitigation
(1) As of September 30, 2014.
(2) Source EIA. As of December 31, 2012
CAPL Controlled Sites by State
(1)
Pennsylvania
22%
New Jersey
16%
Massachusetts
11%
Virginia
13%
Ohio
12%
Tennessee
8%
Florida
7%
New Hampshire
3%
Illinois
2%
West Virginia
2%
New York
1%
Maine
1%
IN, KY,  MD, DE
<1% each

Branded Fuel Suppliers
• One of the ten largest independent distributors by
volume in the U.S. for ExxonMobil, BP and Shell
branded fuels
Also distribute Valero, Sunoco, Chevron,
Citgo and Gulf-branded motor fuels
• Prompt payment history and good credit standing
with suppliers allow us to receive certain term
discounts on fuel purchases, which increases
wholesale profitability
• Branded fuel is perceived by retail customers as
higher quality and commands a price premium
CAPL Fuel Distribution by Brand
(1)
(1) As of September 30, 2014
Brands Distributed
Supplier
% of Total Motor
Fuel Distributed
ExxonMobil 39%
BP 27%
Shell 20%
Valero 3%
Chevron 1%
Sunoco 1%
Gulf
1%
Total 91%

Growth Through Acquisitions
• In place pipeline of fuel and real estate
acquisitions from CST
• CST distributed 1.9 billion gallons in the
U.S. in 2013
• CST’s current domestic gallons plus
growth from future new to industry (“NTI”)
site builds available for the Partnership to
acquire through drop down acquisitions
• CST acquisition of general partner enhances the
Partnership’s ability to do third party acquisitions
• Wholesale marketing remains a fragmented and
local industry
• Long history of successfully sourcing and
executing acquisitions
Predecessor completed over 12
acquisitions of 10 or more sites
Over $300 million in completed
acquisitions in the 25 months since our
IPO
• Established relationships with oil majors,
customers, industry contacts and brokers to
source new acquisitions
Acquisitions Since Our IPO
(1)
(1) Site count excludes non-c-store sites acquired in PMI acquisition.
Primary Supply Transactions Since Our IPO
Sites
Acquired
(Fee &
Leasehold)
Manchester 2
45 Independent Dealers
5 Subjobbers
10.7
Atlas 11 55 Wholesale Supply
2 Commission Marketers
39.3
Total 13 50.0
Total
Consideration
($ million) Acquisition
Supply Contracts
Acquired
Dunmore 24 29.0
Express Lane 47 45.2
Rogers 17 21.1
Rocky Top 33 36.9
PMI 87 59.5
Nice 'N Easy 23 65.0
Total 231 256.7
Acquisition
Sites Acquired
(Fee &
Leasehold)
Total
Consideration
($ million)

Distributions
Recent Distribution History
(1) (2)
(1) The 2    quarter 2014 DCF / unit excludes $7.1 million in acquisition related expenses associated with the Atlas and PMI acquisitions that were closed during the quarter
(2) The DCF / unit is based on the weighted average diluted unit count for the period indicated
• Our primary business objective is to make
quarterly cash distributions to our unitholders
and, over time, to increase our quarterly cash
distributions
• Distribution / unit has grown 22% in the 24
months since our IPO
• Increased our distribution in 6 out of the 7 full
quarters in which we have been public
• Our success in acquiring and integrating
acquisitions fuels our ability to increase
distributions
• Committed to a prudent, sustainable distribution
growth rate
Quarterly Distribution
Per Unit
0.5025 $  0.5125 $  0.5125 $  0.5225 $  0.5325 $
Distribution Per Unit on
Annualized Basis
2.01 $     2.05 $     2.05 $     2.09 $     2.13 $
% increase from prior
quarter 5.2% 2.0% 0.0% 2.0% 1.9%
Quarterly DCF / Unit
0.7316 $  0.5833 $  0.3870 $  0.7073 $  0.7002 $
Ratio of DCF / Per Unit
Distribution
1.5x 1.1x 0.8x 1.4x 1.3x
1st
Quarter
2014
4th
Quarter
2013
3rd
Quarter
2013
2nd
Quarter
2014
3rd
Quarter
2014
nd